UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2020

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1088 Sansome Street

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock	PEGI	Nasdaq Global Select Market
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 10, 2020, Pattern Energy Group Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 3, 2019, by and among the Company, Pacific US Inc., a Delaware corporation (“Parent”), and Pacific Bidco US Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of certain specified conditions, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Canada Pension Plan Investment Board (“CPPIB”).

Holders of record of shares of the Company’s Class A common stock (“Company Common Stock”) and the Company’s Series A perpetual preferred stock (“Company Preferred Stock”) as of the close of business on January 31, 2020, the record date, were entitled to vote at the Special Meeting. As of the close of business on the record date, there were 98,218,625 shares of Company Common Stock issued and outstanding and 10,400,000 shares of Company Preferred Stock issued and outstanding. Holders of Company Common Stock and Company Preferred Stock voted together as a single class on all matters presented at the Special Meeting (except as noted below with respect to Proposal 1) for an aggregate of, as of the close of business on the record date, 108,618,625 votes.

At the Special Meeting, a total of 81,166,734 shares of Company Common Stock and Company Preferred Stock, representing approximately 74.73% of the combined voting power of all of the outstanding shares of Company Common Stock and Company Preferred Stock entitled to vote at the Special Meeting, were present in person or by valid proxies at the Special Meeting, which constituted a quorum.

At the Special Meeting, the Company’s stockholders considered and voted upon the proposals described below, each of which is further described in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on February 4, 2020 (as supplemented, the “Proxy Statement”). The final voting results for each proposal are set forth below.

Proposal 1. A proposal to adopt the Merger Agreement and approve the Merger. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
56,856,064	23,850,566	460,104

In addition, under applicable Canadian securities laws, the Merger was also required to be approved by a majority of votes cast at the Special Meeting by holders of shares of Company Common Stock, excluding those holders of shares of Company Common Stock whose votes were required to be excluded from such vote pursuant to such laws, as described in the Proxy Statement. The following is a tabulation of such vote:

Votes For	Votes Against
45,246,014	23,850,566

Proposal 2. A proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
56,987,457	21,476,099	2,703,178

Proposal 3. A proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the Merger Agreement and approve the Merger. Because there were sufficient votes at the Special Meeting to approve the Merger, the Company’s stockholders were not asked to vote with respect to this third proposal at the Special Meeting.

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Item 8.01. Other Events.

On March 10, 2020, the Company issued a press release announcing that its stockholders voted to approve the Company’s pending transaction (the “Transaction”) with Canada Pension Plan Investment Board (“CPP Investments”) at the Special Meeting. The Company has received all approvals required to complete the Transaction and expects to close on Monday, March 16, 2020.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in the press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts, including the anticipated closing of the Transaction. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "plan," "predict," "project," "forecast," "guidance," "goal," "objective," "prospects," "possible" or "potential," by future conditional verbs such as "assume," "will," "would," "should," "could" or "may," or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation, (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, and (b) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company's common stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company's business, operating results or stock price may suffer, (b) the Company's current plans and operations may be disrupted, (c) the Company's ability to retain or recruit key employees may be adversely affected, (d) the Company's business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company's management's or employees' attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company's ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company's ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading "Risk Factors" in Part I, Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission ("SEC") and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Exhibits.

d. Exhibits

Exhibit Number	Description
99.1	Press release issued by Pattern Energy, dated March 10, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2020

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
Name: Kim H. Liou
Title: General Counsel and Secretary

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